UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2012

SKY PETROLEUM, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-99455 (Commission File Number)	32-0027992 (IRS Employer Identification No.)

401 CONGRESS AVENUE, SUITE 1540, AUSTIN, TEXAS, 78701
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (512) 687-3427

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On May 14, 2012 (the “Closing Date”), Sky Petroleum, Inc. (the “Corporation”) closed a private placement under the terms of subscription agreements with OceanRidge Investments S.A., a corporation organized pursuant to the General Corporation Law of the Republic of Panama and a corporation controlled by a director and former Chief Executive Officer of the Corporation, in connection with a non-brokered private placement (the “Offering”) of Class A Units (“Class A Units”) at US$0.25 per unit.  Each Class A Unit consists of one share of common stock of the Corporation, par value US$0.001 (a “Common Share”) and one Class A Warrant (each, a “Class A Warrant”).  Each Class A Warrant is exercisable to acquire one Class B Unit of the Corporation (a “Class B Unit”), at an exercise price of US$0.35 per Class B Unit until May 14, 2013 (the one (1) year anniversary of the Closing Date).  Each Class B Unit consists of one share of common stock of the Corporation, par value US$0.001 (a “Common Share”) and one Class B Warrant (each, a “Class B Warrant”).  Each Class B Warrant is exercisable to acquire one Common Share of the Corporation, par value US$0.001 (a “Class B Warrant Share”) at an exercise price of US$0.60 per Class B Warrant Share until May 14, 2014 (the two (2) year anniversary of the Closing Date).

Item 3.02  Unregistered Sale of Equity Securities.

On May 14, 2012, the Corporation closed a non-brokered private placement and issued 2,000,000 Class A Units at US$0.25 per unit to investors to raise an aggregate of US$500,000.  In aggregate, the Corporation issued 2,000,000 Common Shares and 2,000,000 Class A Warrants.

The Class A Warrants are exercisable, in whole or in part, to acquire up to 2,000,000 Class B Units at US$0.35 per Class B Unit until May 14, 2013.  Each Class B Unit consists of one Common Share and one Class B Warrant.  Each Class B Warrant is exercisable to acquire one Common Share at an exercise price of US$0.60 per Class B Warrant Share until May 14, 2014.

The Class A Units were issued in an off-shore transaction pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “U.S. Securities Act”), in reliance upon Rule 903 of Regulation S under the U.S. Securities Act.  Neither investor was a U.S. person as defined in Rule 902(k) of Regulation S.

In connection with the closing of the Class A Unit Offering, the Corporation issued a reservation order reserving Common Shares for issuance as follows:

Warrant Class/ Exercise Price	Number of Shares Common Stock (Reserved)	Aggregate Exercise Price
Class A Warrants (US$0.35)	2,000,000	U$700,000
Class B Warrants (US$0.60)	2,000,000	US1,200,000
Total	4,000,000

Item 7.01  Regulation FD Disclosure.

The Corporation issued a press release announcing the private placement. A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be "furnished" and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits.

Exhibit	Description
99.1	Press Release

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SKY PETROLEUM, INC. (Registrant)

Dated: May 16, 2012	By: /s/ Michael D. Noonan Michael D. Noonan VP Corporate and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release